SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: June 30, 2003



                                 F.N.B. CORPORATION
             (Exact name of registrant as specified in its charter)


           Florida                    0-8144                 25-1255406
 (State of Incorporation)          (Commission           (IRS Employer
                                    File Number)          Identification No.)





               2150 Goodlette Road North, Naples, Florida 34102
               (Address of principal executive offices)   (Zip code)


                                 (239) 262-7600
              (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS

               On June 27, 2003, F.N.B. Corporation (the "Corporation") announced it has signed a definitive agreement to acquire Lupfer-Frakes Insurance, an independent insurance agency located in Central Florida. The acquisition is expected to close in July 2003. The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.




                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1 Press release dated June 27, 2003 announcing the signing of a definitive agreement to acquire Lupfer-Frakes Insurance Agency.









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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    F.N.B. CORPORATION
                                   (Registrant)



                                    By:    /s/Thomas E. Fahey
                                          --------------------------------
                                    Name:  Thomas E. Fahey
                                    Title: Executive Vice President,
                                            Chief Financial Officer
                                           (Principal Financial Officer)


Dated: June 30, 2003
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